UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2013 (May 3, 2013)

SCG FINANCIAL ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35534	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Central Expressway Suite 175 Plano, TX	75074
(Address of Principal Executive Offices)	(Zip Code)

(972) 543-9300
(Registrant’s telephone number, including area code)

615 N. Wabash Ave., Chicago, IL 60611
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rules or Standard; Transfer of Listing.

On May 3, 2013, SCG Financial Acquisition Corp. (the “Company”) received a notification letter from The Nasdaq Stock Market (“Nasdaq”) stating that when the Company completed its business combinations with Reach Media Group Holdings, Inc. and Symon Communications Holdings Corp. on April 8, 2013 and April 19, 2013, respectively, the Company did not demonstrate compliance with the requirement for initial listing on the Nasdaq Capital Market that it have at least 300 round lot stockholders, as set forth in Listing Rule 5505(a)(3). Accordingly, the letter states that Nasdaq has determined to delist the Company’s common stock from Nasdaq.

The Company has until May 10, 2013 to appeal the delisting decision to a Nasdaq Hearings Panel. The Company intends to appeal the delisting decision and request a hearing, which request will stay the delisting of the Company’s common stock from Nasdaq. The Company is in the process of determining whether it now has at least 300 round lot stockholders, such that it would satisfy the applicable listing requirement. In addition, on May 7, 2013, the Company filed a registration statement with the Securities and Exchange Commission for a public offering of shares of its common stock. The Company believes that, if it is able to successfully complete such public offering, it will have a sufficient number of round lot stockholders to satisfy the Nasdaq listing requirement (to the extent that such requirement is not currently satisfied). There can be no assurance that the Company will be able to complete such offering or otherwise meet the Nasdaq listing requirement, or that the Company’s request for continued listing will be granted. If the Company’s common stock is delisted from the Nasdaq Capital Market, the Company expects that it would be quoted on the over-the-counter bulletin board.

Additional Information: A registration statement relating to the Company’s proposed public offering has been filed with the Securities and Exchange Commission but has not yet become effective. The securities described in that registration statement may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be a sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance given after the effective date. Copies of the prospectus relating to the offering may be obtained from the Company at 500 North Central Expressway, Suite 175, Plano, Texas 75074, or by calling (972) 543-9300.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 7, 2013

SCG FINANCIAL ACQUISITION CORP.

By: /s/ Gregory H. Sachs

      Name: Gregory H. Sachs

      Title: Executive Chairman